UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2009 (October 13, 2009)

ATLANTIC AMERICAN CORPORATION
 (Exact Name of Registrant as Specified in Its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	0-3722 (Commission File Number)	58-1027114 (I.R.S. Employer Identification No.)

4370 Peachtree Rd., N.E. Atlanta, Georgia (Address of Principal Executive Offices)		30319 (Zip Code)

Registrant's Telephone Number, Including Area Code: (404) 266-5500

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
Item 8.01	Other Events

On October 13, 2009, Atlantic American Corporation (the “Company”) received from The Nasdaq Stock Market (“Nasdaq”) Listing Qualifications Department a letter indicating that the Company had regained compliance with the minimum bid price requirement for the continued listing of its common stock on The Nasdaq Global Market, as set forth in Nasdaq Marketplace Rule 5450(a)(1).

A copy of the press release announcing the Company’s receipt of the letter described above is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
Exhibit No.	Description
99.1	Press Release, dated October 15, 2009

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

/s/ John G. Sample, Jr.
By: John G. Sample, Jr. Senior Vice President and Chief Financial Officer

                          Date:   October 15, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated October 15, 2009